  November 3, 2020

Summary
Prospectus

VictoryShares Protect America ETF (SHLD)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc. the investment manager of the VictoryShares USAA ETFs. VictoryShares USAA ETFs are distributed by Foreside Fund Services, LLC (Foreside), a broker dealer registered with FINRA and an entity that is not an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA is not affiliated with Foreside. USAA and the USAA logos are registered trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated November 3, 2019 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictorySharesLiterature.com.

You may also obtain this information at no cost by calling (866) 376-7890 or by sending an e–mail request to usaa.com.

You may also obtain this information at no cost from your financial intermediary.

VictorySharesLiterature.com
866-376-7890

VictoryShares Protect America ETF Summary

Investment Objective

The VictoryShares Protect America ETF (the "Fund") seeks to provide investment results that track the performance of the Nasdaq Yewno Aerospace & Defense IndexTM before fees and expenses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses	0.65%
Fee Waivers/Expense Reimbursements[2]	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1,2]	0.60%

1Estimated for the current fiscal year.

2Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses through at least November 2, 2021 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.60%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

VictoryShares Protect America ETF Summary (continued)

Fees and Expenses of the Fund (continued)

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$61	$203

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover generally will indicate higher transaction costs resulting in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. Because the Fund has not yet commenced investment operations, no portfolio turnover information is available at this time.

Principal Investment Strategy

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in securities of companies in the Nasdaq Yewno Aerospace & Defense IndexTM ("Index") that are tied to the protection of national security interests of the United States. The Index is maintained exclusively by Nasdaq, Inc. (the "Index Provider").

For this purpose, protection of the national security interests of the United States includes companies that: (1) are engaged in the traditional aerospace and defense industries; (2) have contracted with four U.S. government agencies (U.S. Department of Defense, U.S. Department of Energy, U.S. Department of Homeland Security, and NASA) to provide goods and services that those agencies consider necessary to build, maintain and operate infrastructure important to protecting U.S. national security, including as of the date of this Prospectus, companies that provide machinery, health care, communications, construction and engineering, and information technology goods and services relating to the protection of U.S. national security interests; and/or (3) provide significant intellectual property ("IP") to traditional defense-related industries (aerospace, ammunition, communications, explosives, heavy weapons, infrastructure, naval equipment, small arms and training, nuclear, and personal equipment).

The Index utilizes a rules-based approach to track the performance of companies that rank highly according to current and projected U.S. national security revenue as measured by the size of signed defense-related contracts with the four select U.S. government agencies stated above and/or that may be innovative in the area of defense in terms of IP contribution or exposure.

From the universe of eligible securities, the Index identifies the top 50 eligible companies ranked by total outstanding contracts relating to the protection of U.S. national security interests, and projected revenue amounts. The Index also identifies other companies ranked in the top 200 eligible companies that have significant IP contribution or exposure in the defense-related areas stated above. The Index then excludes any companies (1) with market capitalization of less than $100 million, (2) with average daily trading volume less than $1 million on average over the prior three-month period and (3) which do not have any securities listed on a U.S. exchange.

From time to time, the Fund will concentrate its investments in an industry or group of industries to the extent the Index is so concentrated. As of the date of this Prospectus, the Index is concentrated in the aerospace and defense industry. The Index methodology, however, is not designed to limit the constituent companies to those within the traditional defense and aerospace industries as defined by a third party classification system. Instead, the Index Provider has developed a rules-based methodology for identifying companies that it believes are engaged in the security of the United States based on the significance of their products and services to select U.S. government agencies and/or their overall contribution to the advancement

VictoryShares Protect America ETF Summary (continued)

of aerospace and defense innovation. For example, a health care company that offers products, services or intellectual property that meaningfully contribute to national security (as measured by the Index) are consistent with the Fund's name "Protect America" even if those products and services do not represent a significant portion (e.g., more than 50%) of the company's revenues or assets. For this reason, over time, the industries of companies comprising the Index may vary depending on the nature of the companies that the Index selects based on its rules-based criteria.

The Index may include non-U.S. companies with securities listed on a U.S. exchange (including through depositary receipts).

The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index in proportion to their weightings in the Index. The Index reconstitutes semi-annually, and the companies in the Index are custom-weighted based on a rules-based methodology that considers a company's revenues associated with national security and a factor associated with each company's IP patent activity, if any. The number of companies in the Index can change and may at times have fewer than 50 companies. As of October 15, 2020, the Index had a market capitalization range from $471 million to $1.6 trillion.

The Fund is non-diversified and expects to hold a larger portion of its assets in a smaller number of issuers.

Principal Risks of Investing in the Fund

The Fund's investments are subject to the following principal risks:

■  Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

■  Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

■  Aerospace and Defense Industry Risk — The aerospace and defense industry can be significantly affected by government defense and aerospace regulation and spending policies. The aerospace industry in particular has recently been affected by adverse economic conditions and consolidation within the industry.

■  Index Risk — The Fund attempts to track the performance of the Index. The Fund's performance will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not actively managed, unless a specific security is removed from the Index, the Fund generally will not sell a security because the security's issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund's performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

■  Limited Portfolio Risk — To the extent the Fund invests its assets in a fewer number of issuers than more diverse funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.

■  Passive Investment Risk — The Fund is not actively managed, and the Adviser does not take defensive positions under any market conditions, including declining markets.

VictoryShares Protect America ETF Summary (continued)

■  Regulatory Risk — The Fund is subject to regulatory risk, which is the risk that legislative, regulatory, or tax policies or developments may have an adverse impact on the value of the Fund's investments and the Fund's net asset value ("NAV").

■  Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index's calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of an Index.

■  Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of the Fund's performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund's portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

■  Exchange-Traded Fund ("ETF") Structure Risk — The Fund is structured as an ETF and as a result is subject to special risks, including:

■  Not Individually Redeemable — The Fund's shares are not individually redeemable and may be redeemed by the Fund at its NAV only in large blocks known as Creation Units. You may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, you may redeem your shares by selling them on the secondary market at prevailing market prices.

■  Trading Issues — Trading in shares on the NASDAQ Stock Market, LLC ( the "Exchange") may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings, which may lead to differences between the market price of the shares and the underlying value of those shares.

■  Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV.

■  Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV.

■  Intraday Indicative Value Risk — The Exchange intends to disseminate the approximate per share value of the Fund's published basket of securities ("Deposit Securities") every 15 seconds (the "intraday indicative value" or "IIV"). The IIV is not a real-time update of the NAV per Share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. In addition, the IIV is based on the published Deposit Securities and not on the Fund's actual holdings.

■  Seed Investor or Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund's shares. In addition, seed investors, such as the Adviser, an affiliate of the Adviser, an Authorized Participant, a lead market maker, or other entity, may contribute all or a majority of the assets in the Fund to facilitate

VictoryShares Protect America ETF Summary (continued)

commencement of the Fund or to facilitate the Fund's achieving a specified size or scale. There is a risk that such large shareholders or seed investors may redeem their investments in the Fund, which could have a significant negative impact on the Fund's NAV, market price and brokerage costs.

■  Concentration Risk — In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in an industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also can be expected to concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors.

■  Non-Diversified Risk — A non-diversified Fund may invest a larger portion of its assets in a smaller number of issuers. This could make the Fund more susceptible to economic risks than a diversified fund.

■  Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.

■  Foreign Investment Risks — Investments in companies with significant business operations outside of the United States may involve greater political, regulatory, and economic risks than domestic investments. Foreign business operations could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance

No performance information is presented since the Fund has not yet had a full calendar year of performance. Performance data for the Fund will be available online at www.VictorySharesLiterature.com or by calling 1-866-376-7890. The Fund's performance is not necessarily an indication of how the Fund will perform in the future.

Investment Adviser

The Adviser serves as the Fund's investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-based investment strategies.

Portfolio Manager

	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since Inception

Purchase and Sale of Shares

The Fund will issue and redeem shares at NAV only in large blocks of 25,000 shares (each block of shares is called a "Creation Unit"). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants ("APs") that have entered into agreements with the Fund's distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.

VictoryShares Protect America ETF Summary (continued)

Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the "bid-ask spread").

For recent information about the Fund, including the Fund's NAV, market price, premiums and discounts, and bid-ask spreads, visit VictorySharesLiterature.com.

Tax Information

The Fund's distributions generally will be taxable as ordinary income, qualified dividend income or capital gains. A sale of shares may result in capital gain or loss.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through an account maintained by a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

4900 Tiedeman Road, 4th Floor

Brooklyn, OH 44144

VS-SHLD-SUMPRO (11/20)